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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report on Form 10-K of Information Services Group, Inc. (the "Company") for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David E. Berger, Executive Vice President, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (3)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (4)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 15, 2012	/s/ DAVID E. BERGER
David E. Berger Executive Vice President, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 USC. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002